Exhibit 10.28

The CORPORATEplan for RetirementSM

EXECUTIVE Plan

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity.  An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states.  An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation.  Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document.  This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer.  This document must be reviewed by the Employer’s attorney prior to adoption.

Plan Number: 44381 ECM NQ 2007 AA

(07/2007)

©  2007 Fidelity Management & Research Company

ADOPTION AGREEMENT

ARTICLE 1

1.01PLAN INFORMATION

(a)Name of Plan:

This is the Amphenol Corporation Supplemental Defined Contribution Plan (the "Plan").

1.02EMPLOYER

(a)Employer Name:	Amphenol Corporation

(b)The term "Employer" includes the following Related Employer(s)

             (as defined in Section 2.01(a)(25)) participating in the Plan:

Amphenol Interconnect Products Corporation
Amphenol Printed Circuit, Inc.
Amphenol Cable On Demand
Times Fiber Communications, Inc.
Sine Systems Corporation
Amphenol Optimize Manufacturing Co.
Amphenol T&M Antennas, Inc.
Amphenol PCD, Inc.
Amphenol Alden Products Company
Times Microwave Systems, Inc.
Amphenol Adronics, Inc.
Amphenol Nelson Dunn Inc.
Amphenol Tecvox LLC
Amphenol Thermometrics, Inc.
Amphenol EEC, Inc.
FCI USA LLC
Amphenol (Maryland), Inc.
Piezotech, LLC

Plan Number: 44381ECM NQ 2007 AA

(07/2007)

         © 2007 Fidelity Management & Research Company

1.03COVERAGE

(Check (a) and/or (b).)

(a)☑  The following Employees are eligible to participate in the Plan (Check (1) or (2)):

(1)   ☑Only those Employees designated in writing by the Employer, which writing is hereby incorporated herein.

(2)   ☐Only those Employees in the eligible class described below:

____________________________________________________________ ____________________________________________________________

(b)☐  The following Directors are eligible to participate in the Plan (Check (1) or (2)):

(1)   ☐ Only those Directors designated in writing by the Employer, which writing is hereby incorporated herein.

(2)   ☐  All Directors, effective as of the later of the date in 1.01(b) or the date the Director becomes a Director.

(Note:  A designation in Section 1.03(a)(1) or Section 1.03(b)(1) or a description in Section 1.03(a)(2) must include the effective date of such participation.)

Plan Number: 44381ECM NQ 2007 AA

(07/2007)

         © 2007 Fidelity Management & Research Company

AMENDMENT EXECUTION PAGE

(Fidelity’s Copy)

Plan Name:	Amphenol Corporation Supplemental Defined Contribution Plan (the “Plan”)
Employer:	Amphenol Corporation

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement.  Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.02(b)	1/1/2019
1.03(a)	1/1/2019

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:        Amphenol Corporation

By:                   /s/ David Silverman

Title:                Vice President, Human Resources

Date:                December 18, 2018

Plan Number: 44381ECM NQ 2007 AA

(07/2007)

         © 2007 Fidelity Management & Research Company

AMENDMENT EXECUTION PAGE

(Employer’s Copy)

Plan Name:	Amphenol Corporation Supplemental Defined Contribution Plan (the “Plan”)
Employer:	Amphenol Corporation

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

Section Amended	Effective Date
1.02(b)	1/1/2019
1.03(a)	1/1/2019

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:       Amphenol Corporation

By:                  /s/ David Silverman

Title:               Vice President, Human Resources

Date:               December 18, 2018

Plan Number: 44381ECM NQ 2007 AA

(07/2007)

         © 2007 Fidelity Management & Research Company

5

Plan Number: 44381ECM NQ 2007 AA

(07/2007)

         © 2007 Fidelity Management & Research Company